SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                             The Securities Act of 1934


            Date of Report (Date of earliest event reported)
            August 31, 1995
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                                     Amgen Inc.
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               (Exact name of registrant as specified in its charter)



            Delaware                 0-12477        95-3540776
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            (State or other          (Commission    (I.R.S. Employer
            jurisdiction             File Number)   Identification No.)
            of incorporation)



            1840 Dehavilland Drive, Thousand Oaks, California 91320-1789
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            (Address of principal executive offices)          (Zip Code)



            Registrant's telephone number, including area code
            (805) 447-1000
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            -------------------------------------------------------------
            (Former name or former address, if changed since last report)









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            Item 5.   OTHER EVENTS
                      ------------

                 Amgen Inc. (the "Company") and one of its licensees,

            Ortho Pharmaceutical Corporation, a subsidiary of Johnson &

            Johnson ("Johnson & Johnson"), are parties to an arbitration proceeding described in the Company's Form 10-K for the year ended December 31, 1994 and the Company's Form 10-Q for the period ended June 30, 1995.  On August 31, 1995, the Company filed a demand in the arbitration seeking: (1) termination of the product license agreement between the Company and

            Johnson & Johnson, (2) an accounting of Johnson & Johnson's spillover sales and (3) damages.  The Company is unable to predict at this time the outcome of this demand or when it will be resolved.

                                     Signatures
                                     ----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Amgen Inc.
                                     -----------------------------------
                                     (Registrant)

            September 1, 1995        /s/ Robert S. Attiyeh
            -----------------        -----------------------------------
            (Date)                   (Signature)

                                     Robert S. Attiyeh
                                     Senior Vice President
                                     Finance and Corporate Development,
                                     and Chief Financial Officer